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                                                                EXHIBIT 10.5

              AMENDED AND RESTATED INSTALLMENT BUSINESS LOAN NOTE


Due: January 20,1997                                                 $300,000.00
                                          Date: Effective as of January 30, 1996


PROMISE TO PAY: For value received, the undersigned, The Wendt-Bristol Company, a Delaware corporation (the "Borrower"), promises to pay to the order of Marvin D. Kantor (the "Lender"), at 1000 Urlin Avenue, Columbus, Ohio 43212 (or such other address as the Lender shall give notice of to the Borrower), the sum of Three Hundred Thousand Dollars ($300,000.00), plus interest computed on the basis of the actual number of days elapsed in a year of 365/366 days at the rate of eight and one-half percent (8.5%) per annum (the "Note Rate") until maturity, whether by acceleration or otherwise, and, upon the occurrence of an Event of Default hereunder and during the continuance of such, the interest rate per annum shall be 100 basis points above the Note Rate.

In no event shall the interest rate exceed the maximum rate allowed by law; any interest payment which would for any reason be deemed unlawful under applicable law shall be applied to principal.

The Borrower shall pay this sum in 12 consecutive monthly installments of Twenty-five Thousand Dollars ($25,000.00) plus interest commencing February 20, 1996, and continuing on the twentieth (20) day of each month thereafter until January 20, 1997, at which time the entire balance of unpaid principal plus accrued interest shall be due and payable immediately. Each payment shall be applied first to costs, if any, then to accrued interest, then to principal.

The Borrower may at any time prepay this Note, in whole or in part, without premium or penalty, together with accrued interest on the amount of any such prepayment.

SECURITY: To secure the payment of this Note, the Borrower has executed and delivered to the Lender a certain Amended and Restated Stock Pledge Agreement dated effective as of January 30, 1996 (the "Pledge Agreement").

RELATED DOCUMENTS: The terms of any other documents executed as part of the loan evidenced by this Note are incorporated herein by reference.

                        Additional Terms and Conditions
                        -------------------------------

EVENTS OF DEFAULT:  If any of the following events occurs:

         1. The Borrower fails to pay any amount payable under this Note within ten (10) days after the date any such payment is due;





Amended and Restated Installment Business Loan Note, dated effective as of January 30, 1996
Lender: Marvin D. Kantor; Borrower: The Wendt-Bristol Company
Page 1 of 3 Pages
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         2.      The Borrower (a) fails to observe or perform any other term of this Note; (b) fails to observe or perform any term of the Pledge Agreement;
(c) makes any materially incorrect or misleading representation, warranty, or certificate to the Lender; or (d) makes any materially incorrect or misleading representation in any financial statement or other information delivered to the Lender;

         3. The Borrower (a) makes an assignment for the benefit of creditors; (b) consents to the appointment of a custodian, receiver, or trustee for itself or for a substantial part of its assets; or (c) commences or consents to any proceeding under any bankruptcy, reorganization, liquidation, insolvency or similar laws of any jurisdiction;

         4. A custodian, receiver or trustee is appointed for the Borrower or for a substantial part of its assets without its consent and is not removed within sixty (60) days after such appointment; or

         5. Proceedings are commenced against the Borrower under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and such proceedings remain undismissed for sixty (60) days after commencement; or the Borrower consents to the commencement of those proceedings:

then this Note shall become due immediately, without notice, at the Lender's option.

REMEDIES: If this Note is not paid at maturity, whether by acceleration or otherwise, the Lender shall have all of the rights and remedies provided by any law or agreement. The Borrower is liable to the Lender for all reasonable costs and expenses of every kind incurred in the making or collection of this Note, including, without limitation, reasonable attorneys' fees and court costs. These costs and expenses shall include, without limitation, any costs or expenses incurred by the Lender in any bankruptcy, reorganization, insolvency or other similar proceeding.

WAIVER: Each endorser and any other party liable on this Note severally waives demand, presentment, notice of dishonor and protest, and consents to any extension or postponement of time of its payment without limit as to the number or period, to any substitution, exchange or release of all or part of the collateral securing this Note, to the addition of any party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of this Note. No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Lender of any right or remedy shall preclude any other future exercise of it or the exercise of any other right or remedy. No waiver or indulgence by the Lender of any default shall be effective unless in writing and signed by the Lender, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

MISCELLANEOUS: This Note shall be binding on the Borrower and its successors, and shall inure to the benefit of the Lender, its successors and assigns. Any reference to the Lender shall include any holder of this Note. This Note is delivered in the State of Ohio and





Amended and Restated Installment Business Loan Note, dated effective as of January 30, 1996
Lender: Marvin D. Kantor; Borrower: The Wendt-Bristol Company
Page 2 of 3 Pages
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governed by Ohio law.  Section headings are for convenience of reference only and shall not affect the interpretation of this Note. This Note and all related loan documents embody the entire agreement between the Borrower and the Lender regarding the terms of the loan evidenced by this Note, and supersede all oral statements and prior writings relating to that loan. Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

CONFESSION OF JUDGMENT: The Borrower irrevocably authorizes any attorney-at-law, including any attorney-at-law employed or retained by the Lender, to appear for the Borrower in any court of record in Franklin County, Ohio (which the Borrower acknowledges to be the place where this Note was made), or any other state or jurisdiction wherein the Borrower may then reside, to (i) waive the issuing and service of process, (ii) confess judgment against the Borrower in favor of the holder of this Note for the amount then due, together with costs of suit, (iii) release all errors, and (iv) waive all rights of appeal. The Borrower consents to the jurisdiction and venue of that court. The Borrower waives any conflict of interest that any attorney-at-law, including any attorney-at-law employed or retained by the Lender, may have in confessing judgment hereunder and consents to the payment of a legal fee to any attorney-at-law confessing judgment hereunder.


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         WARNING --  BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT
         TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

================================================================================


                                             The Wendt-Bristol Company,
                                             a Delaware corporation

                                             By: /s/ Sheldon A. Gold
                                                --------------------------------
                                                 Sheldon A. Gold, President





Amended and Restated Installment Business Loan Note, dated effective as of January 30, 1996
Lender: Marvin D. Kantor; Borrower: The Wendt-Bristol Company
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